UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2005

Forest City Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreements

On July 20, 2005, Forest City Enterprises, Inc. (the "Company") entered into employment agreements (the "Employment Agreements") with each of Charles A. Ratner, President, Chief Executive Officer and Director, Mr. James A. Ratner, Executive Vice President and Director, and Mr. Ronald A. Ratner, Executive Vice President and Director. Effective as of February 1, 2005, the previous employment agreements between the Company and each of the above mentioned individuals dated August 28, 2002 and all amendments thereto were terminated upon execution of the Employment Agreements, dated July 20, 2005 and effective February 1, 2005.

The Employment Agreements are for a period of one year from February 1, 2005 and shall continue for additional periods of one year each until termination by mutual consent, death, or by either party giving 90 days written notice. The Employment Agreements increased the base salary of the above mentioned individuals as of February 1, 2005 to the following amounts:

Name Base Salary
Charles A. Ratner $500,000
James A. Ratner $450,000
Ronald A. Ratner $450,000

The Employment Agreements also provide that if the employee dies while in the employment of the Company, the Company will pay to the employee's beneficiaries or other designee 100% of the base salary listed above for a period of five years following the employee's death.

The Employment Agreements are included as Exhibits 10.1, 10.2 and 10.3. The foregoing discussion of the terms of the Employment Agreements is qualified in its entirety by reference to the full text of such exhibits, which are incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

As noted under Item 1.01 above, the previous employment agreement with Charles A. Ratner, James A. Ratner and Ronald A. Ratner were terminated upon execution of the Employment Agreements effective as of February 1, 2005.

The previous employment agreements were for a period of one year from February 3, 2002 and continued for additional periods of one year each until termination by mutual consent, death, or by either party giving 90 days written notice. The Employment Agreements increased the base salary of the above mentioned individuals as of February 3, 2002 to the following amounts:

Name Base Salary
Charles A. Ratner $450,000
James A. Ratner $400,000
Ronald A. Ratner $400,000

The previous employment agreements also provided that if the employee died while in the employment of the Company, the Company would pay to the employee's beneficiaries or other designee 100% of the base salary listed above for a period of five years following the employee's death.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

The following exhibits are filed herewith.

Exhibit No. Description
10.1 Employment Agreement entered into on July 20, 2005, effective February 1, 2005, by the Company and Charles A. Ratner.
10.2 Employment Agreement entered into on July 20, 2005, effective February 1, 2005, by the Company and James A. Ratner.
10.3 Employment Agreement entered into on July 20, 2005, effective February 1, 2005, by the Company and Ronald A. Ratner.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc.

July 26, 2005	By:	THOMAS G. SMITH

Name: THOMAS G. SMITH
Title: Executive Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement entered into on July 20, 2005, effective February 1, 2005, by the Company and Charles A. Ratner.
10.2	Employment Agreement entered into on July 20, 2005, effective February 1, 2005, by the Company and James A. Ratner.
10.3	Employment Agreement entered into on July 20, 2005, effective February 1, 2005, by the Company and Ronald A. Ratner.